                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549
                               ______________________________

                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): May 13, 2004

                                 Structured Products Corp.

                   (Exact name of registrant as specified in its charter)

Delaware                    001-31964     13-3692801
(State or other             (Commission   (IRS Employer
jurisdiction of             File Number)  Identification
incorporation or                          Number)
organization)

388 Greenwich Street, New York, New
York                                                     10013
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code (212) 816-7496

Item 1.           Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            Attached as Exhibit 99.1 please find a press release released on May 13, 2004.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro-Forma Financial Information
            and Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Not Applicable.

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 2004
                                                STRUCTURED PRODUCTS CORP.

                                        By:   ___/s/ Mark C. Graham_______________
                                        Name:   Mark C. Graham
                                        Title:     Authorized Signatory

                                       EXHIBIT INDEX

Exhibit

  99.1   Press Release released on May 13, 2004

                                        Exhibit 99.1

Corporate Backed Trust Securities Transaction                                 to be
Terminated

FOR IMMEDIATE RELEASE

New York, New York - May 13, 2004:  Corporate Backed Trust  Securities  (CorTS®)
Certificates,  CorTS® Trust for Verizon Maryland Debentures, CUSIP 22082M205 and
New York Stock  Exchange  symbol HYG,  which has been  established by Structured
Products Corp. on January 16, 2004, announced that because Verizon Maryland Inc.
elected to suspend its duty to file periodic  reports under certain  sections of the  Securities  Exchange  Act  of  1934,  the  securities  held  by  the  trust established by Structured  Products Corp. are required to be liquidated.  On May
10, 2004, U.S. Bank Trust National Association,  as trustee,  requested bids for the sale of the  securities  held by the trust.  The sale of the  securities  is scheduled to settle on May 13, 2004, and U.S. Bank Trust  National  Association,
as trustee, is scheduled to receive  $24,109,300.37 as proceeds from the sale of the Term Assets. On May 13, 2004, an additional payment of $2,147,782.97 will be made to the Trustee from  Structured  Products  Corp.  for  distribution  to the holders of the certificates. Holders of the certificates are expected to receive
$25 per $25 certificate plus $.487500 per $25 certificate which is equivalent to the accrued  interest to May 13, 2004.  Following  the  distribution,  the trust established  by Structured  Products Corp.  will terminate and the  certificates will be cancelled.  The trust has issued certificates  relating in the aggregate to $30,000,000  principal  amount of 5.125%  Debentures,  Series B, due June 15,
2033 issued by Verizon Maryland Inc. This information supersedes the information set forth in the press release dated May 11.

     Contact:
     Marlene Fahey
     U.S. Bank Trust National Association
     (212) 361-2510